Arbitral Award, Settlement Agreement and Mining Data Sale (Details Narrative) $ in Thousands	Jun. 30, 2020 USD ($)
Arbitral Award Settlement Agreement And Mining Data Sale
Total Award	$ 740,300
Settlement Agreement	1,032,000
Venezuela agreed to pay to satisfy award	792,000
Venezuela agreed to pay for mining data	240,000
Payments made pursuant to settlement agreement	254,000
Amount remaining in trust account	21,500
Amount due and unpaid including interest	893,000
Interest due	$ 115,000
Amount of proceeds cvr holders entitled to	5.466%
Cumulative amount paid to cvr holders	$ 10,000
Increase in obligation to cvr holders	$ 39
Bonus percentage of first two hundred million collected	1.28%
Bonus percentage Thereafter	6.40%
Cumulative amount paid to bonus plan participants	$ 4,400
Increase in obligation to bonus plan participants	$ 45